EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jennifer North, Chief Financial Officer of the Company, certify, pursuant to Title 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ZIM Corporation on Form 10-QSB for the quarter ended September 30, 2006 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the ZIM Corporation.

/s/ Jennifer North

Jennifer North

Chief Financial Officer

November 13, 2006

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